UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

Fisker Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38625	82-3100340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1888 Rosecrans Avenue

Manhattan Beach, California 90266

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 434-7537

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	FSR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

205 Petition – Notice of Hearing and Relief Sought

On February 3, 2023, the Delaware Court of Chancery (the “Court of Chancery”) scheduled a hearing to consider whether to grant the 205 Petition (as defined below) filed by Fisker Inc. (the “Company”). The hearing will be held on February 20, 2023, at 11:45 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. Any record or beneficial stockholder of the Company who wishes to express a position on the 205 Petition may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Fisker Inc., C.A. No. 2023-0119-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, S. Mark Hurd Morris, Nichols, Arsht & Tunnell LLP, at shurd@morrisnichols.com.

Background

As previously disclosed, on February 1, 2023, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts after considering a variety of factors. The action, captioned In re Fisker Inc., C.A. No. 2023-0119-LWW (Del. Ch.) (the “205 Petition”), seeks an order from the Court of Chancery (a) validating and declaring effective the Company’s second amended and restated certificate of incorporation (the “Charter”) enacting the Charter Proposals (as defined below) retroactive to the date of the filing of the Charter with the Office of the Secretary of State of the State of Delaware on October 29, 2020, and all amendments effected thereby, (b) validating and declaring effective the securities (and the issuance of the securities) described in the 205 Petition and any other securities issued in reliance on the validity of the Charter, and (c) granting such other relief as the Court of Chancery deems proper.

The Company filed the 205 Petition to, as previously disclosed, resolve uncertainty introduced by a recent ruling by the Court of Chancery as to whether Section 242(b)(2) of the DGCL would have required, in particular, the 2020 Share Authorization Proposal (as defined below) to be approved by a separate vote of the majority of the then-outstanding shares of Class A common stock of Spartan (as defined below) in addition to the votes sought and obtained at the special meeting of stockholders described below.

On October 28, 2020, Spartan Energy Acquisition Corp. (“Spartan”), the predecessor to the Company, held a special meeting of stockholders (the “Spartan Special Meeting”) to approve certain matters relating to the business combination between Spartan and then privately held Fisker Inc. (“Private Fisker”). Among the proposals Spartan sought for approval by its stockholders at the Spartan Special Meeting were the following relating to the Charter (collectively, the “Charter Proposals”):

•

An amendment to increase the number of shares of stock that Spartan was authorized to issue (the “2020 Share Authorization Proposal”) to (i) increase to 750 million (from 200 million) the authorized shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”); (ii) increase to 150 million (from 20 million) the authorized shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”); (iii) increase to 15 million (from 1 million) the authorized shares of preferred stock.

•

Amendments to implement a dual class stock structure, pursuant to which (among other things) the Class A Common Stock would carry one vote per share and the Class B Common Stock would carry ten votes per share.

•	Amendments to eliminate certain of Spartan’s SPAC provisions, change Spartan’s name and make certain other changes.

Each of the Charter Proposals was approved by a majority of the shares of Class A and Class B common stock of Spartan, voting together as a single class, that were outstanding as of the record date for the Spartan Special Meeting. After the Spartan Special Meeting, Spartan and Private Fisker closed the business combination, and Spartan changed its name to Fisker Inc.

The foregoing description of the terms of the 205 Petition does not purport to be complete and is qualified in its entirety by reference to the full text of the 205 Petition, which is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Forward-Looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors.

In particular, while the relief sought by the Company with the Court of Chancery is similar to the relief recently sought by other, similarly-situated companies in the EV sector, the Court of Chancery has not yet decided any of these actions and their final dispositions are uncertain. Accordingly, no assurances can be made regarding the outcome or the final timing of the resolution of the relief sought pursuant to the 205 Petition described above. If the Company is unsuccessful in obtaining the relief sought by the 205 Petition, the uncertainty with respect to the Company’s capitalization could limit its ability to complete equity or debt financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved. This uncertainty could have a material adverse impact on the Company by impairing the Company’s ability to execute its business plan, attract and retain employees, management and directors, result in adverse accounting treatment of certain of the Company’s securities or have other negative accounting consequences and adversely affect its commercial relationships.

Additional information on potential factors that could affect the Company’s operating or financial results and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Section 205 Petition of Fisker Inc. Filed with the Delaware Court of Chancery on February 1, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023		FISKER INC.

	By:	/s/ Dr. Geeta Gupta-Fisker
Dr. Geeta Gupta-Fisker
Chief Financial Officer and Chief Operating Officer